NATIONWIDE MUTUAL FUNDS
Nationwide Destination 2025 Fund

Supplement dated September 12, 2024
to the Summary Prospectus dated February 28, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On September 11, 2024, the Board of Trustees of Nationwide Mutual Funds (the “Trust”), including a majority of the trustees who are not interested persons of the Trust, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the Nationwide Destination 2025 Fund (the “2025 Fund”) and the Nationwide Destination Retirement Fund (the “Retirement Fund”), each a series of the Trust, pursuant to which the 2025 Fund would be merged into the Retirement Fund (the “Merger”).  Shareholders of the 2025 Fund are not required, and will not be requested, to approve the Merger.  Further information regarding the details of the Merger and the Retirement Fund will be provided in an information statement that will be delivered to the 2025 Fund’s shareholders.

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